                                                                   EXHIBIT 10.29

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     FIRST AMENDMENT (this "Amendment"), dated as of February 15, 1996, among Computervision Corporation (the "Borrower"), a Delaware corporation, the financial institutions listed on the signature pages hereto, Bankers Trust Company, as Agent and Fleet Bank of Massachusetts, N.A., as Co-Agent under the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, various lending institutions (the "Banks") , and Bankers Trust Company, as Agent, are parties to a Credit Agreement dated as of November 17, 1995 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. Section 1.10(c) is hereby amended by deleting such Section in its entirety and inserting in lieu thereof a new Section to read as follows:

          "(c) If any Bank shall have determined that after the date hereof, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or its parent corporation's capital or assets as a consequence of such Bank's commitments or obligations hereunder to a level below that which such Bank or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's or its parent corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Bank (with a copy to the Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or its parent corporation for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice."

     2. ANNEX I to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof as a new ANNEX I thereto, the ANNEX I attached hereto. Each Bank hereby acknowledges and agrees that from and after the Amendment Effective Date (as hereinafter defined) its Commitment shall be the amount set forth opposite such Bank's name on ANNEX I attached hereto, as such amount may be reduced from time to time in accordance with the terms of the Credit Agreement.

     3. ANNEX II to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof as a new ANNEX II thereto, the ANNEX II attached hereto.

     4. ANNEX VIII to the Credit Agreement is hereby amended by inserting the line item "Capitalized Leases...$11,284,000" immediately following the line item "CV Corporation owes CV UK/CV R&D (netted balance)...$13,735,744".

     5. The Amendments to the Subsidiary Guaranty, the Security Agreement and the Pledge Agreement substantially in the forms attached hereto as Annexes III, IV and V respectively, are hereby approved.

     6. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in the Credit Agreement as though made on the Amendment Effective Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and

(ii) represents and warrants that there exists no Default or Event of Default, in each case on the Amendment Effective Date (as hereinafter defined), both before and after giving effect to this Amendment.

     7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     10. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) each of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent at its New York Office and (ii) the Borrower shall have delivered to the Agent for the account of each Bank, a new Note duly executed by the Borrower in the amount, maturity and as otherwise provided in the Credit Agreement after giving effect to this Amendment.

     11. From and after the Amendment Effective Date, all references in the

Credit Agreement and the Notes to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                COMPUTERVISION CORPORATION

                                By        /s/ Kevin F. McLaughlin
                                  ---------------------------------------
                                Title:  Vice President, Treasurer


                                BANKERS TRUST COMPANY,
                                Individually and as Agent

                                By       /s/Christopher Kinslow
                                  ---------------------------------------
                                Title:  Vice President


                                BANK POLSKA KASA OPIEKI, S.A., NEW YORK BRANCH

                                By       /s/ Harvey Winter
                                  ---------------------------------------
                                Title: Vice President


                                FLEET BANK OF MASSACHUSETTS, N.A.,
                                Individually and as Co-Agent

                                By         /s/ William E. Rurode
                                  ---------------------------------------
                                Title: Senior Vice President

                                                                         ANNEX I

                                  List of Banks

Name of Bank                                         Commitment
------------                                         ----------

     Bankers Trust Company                       $30,000,000.00

     Bank Polska Kasa Opieki, S.A.,
     New York Branch                             $ 5,000,000.00

     Fleet Bank of Massachusetts, N.A.           $15,000,000.00
                                                 --------------
     Total:                                      $50,000,000.00

                                                                        ANNEX II

                                 BANK ADDRESSES

Bank                                                 Address
----                                                 -------

Bankers Trust Company                       130 Liberty Street
                                            New York, NY   10006
                                            Attn:  Christopher Kinslow
                                            Tel: (212) 250-7671
                                            Fax: (212) 250-7218

Bank Polska Kasa Opieki, S.A.,              470 Park Avenue, 15th floor
New York Branch                             New York, NY  10016
                                            Attn: Harvey Winter
                                            Tel: (212) 251-1222
                                            Fax: (212) 213-2971

Fleet Bank of Massachusetts, N.A.           75 State Street
                                            Boston, MA 02109
                                            Attn: Olaperi Onipede
                                            Tel: (617) 346-1652
                                            Fax: (617) 346-1633

                                                                       ANNEX III

                     FIRST AMENDMENT TO SUBSIDIARY GUARANTY

     FIRST AMENDMENT (this "Amendment"), dated as of February 15, 1996, to Subsidiary Guaranty dated as of November 17, 1995 (the "Subsidiary Guaranty"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to in the Guaranty.

                              W I T N E S S E T H :

     WHEREAS, the undersigned, are parties to a Subsidiary Guaranty; and

     WHEREAS, the parties hereto wish to amend the Subsidiary Guaranty as herein provided;

     NOW, THEREFORE, it is agreed:

     1. The second WHEREAS clause of the Subsidiary Guaranty is hereby amended by deleting the same in its entirety and inserting in lieu thereof a new WHEREAS clause to read as follows:

          "WHEREAS, (i) the Borrower may from time to time be party to one or more Interest Rate Agreements and (ii) the Borrower and/or any of its Subsidiaries may from time to time be party to Other Hedging Agreements permitted by the Credit Agreement (each such Interest Rate Agreement and permitted Other Hedging Agreement with a Hedging Creditor (as defined below), a "Secured Hedging Arrangement") with Bankers Trust Company, in its individual capacity, any Bank or a syndicate of financial institutions organized by Bankers Trust Company or such Bank, or an affiliate of Bankers Trust Company or such Bank (even if Bankers Trust Company or any such Bank ceases to be a Bank under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns in such Secured Hedging Arrangement, (collectively, the "Hedging Creditors," and the Hedging Creditors together with the Bank Creditors, collectively the "Creditors");"

     2. The fifth WHEREAS clause of the Subsidiary Guaranty is hereby amended by
(i) inserting directly after the phrase "the Borrower under the Credit Agreement" the phrase "and the entering into of Secured Hedging Arrangements" and (ii) inserting at the end of the clause thereof the phrase "and the Hedging Creditors to enter into Secured Hedging Arrangements".

     3. Section 1(ii) of the Subsidiary Guaranty is hereby amended by (i) in the first line, deleting the phrase "Interest Rate Creditor" and inserting in lieu thereof the phrase "Hedging Creditor", (ii) in the fifth line, deleting the phrase "Secured Interest Rate Agreement" and inserting in lieu thereof the phrase "Secured Hedging Arrangement", (iii) in the seventh line thereof, inserting after the word "liabilities" the phrase "up to, but not in excess of, $15,000,000 in the aggregate at any time" and (iv) in the seventh line deleting the phrase "Interest Rate Obligations" and inserting in lieu thereof the phrase "Hedging Obligations".

     4. Section 6(f) of the Subsidiary Guaranty is hereby amended by (i) in the second line, inserting directly after the phrase "Credit Documents" the phrase "or any Secured Hedging Arrangement" and (ii) in the fourth line, inserting directly after the phrase "Credit Documents" the phrase "or any Secured Hedging Arrangement".

     5. Section 12 of the Subsidiary Guaranty is hereby amended by inserting in the second line directly after the phrase "Total Commitment" the phrase "and all Secured Hedging Arrangements".

     6. Section 15 of the Subsidiary Guaranty is hereby amended by (i) in the twelfth line, deleting in its entirety the phrase "the Interest Rate Obligations" and inserting in lieu thereof the phrase "the Hedging Creditors as holders of Hedging Obligations", (ii) in the fourteenth line, deleting the phrase "Interest Rate Obligations" and inserting in lieu thereof the phrase "Hedging Obligations" and (iii) at the end of the Section thereof deleting the phrase "Secured Interest Rate Agreements" and inserting in lieu thereof the phrase "Secured Hedging Arrangements".

     7. Section 17 of the Subsidiary Guaranty is hereby amended by deleting in the fifth line, the phrase "Secured Interest Rate Agreement" and inserting in lieu thereof the phrase "Secured Hedging Arrangement".

     8. Section 18(iii) of the Subsidiary Guaranty is hereby amended by deleting the phrase "Interest Rate Creditor" each place it appears and inserting in lieu thereof the phrase "Hedging Creditor".

     9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Subsidiary Guaranty.

     10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     12. This Amendment shall become effective on the date when each of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent at its New York Office. From and after such effective date, all references in the Credit Agreement and the Credit Documents to the Subsidiary Guaranty shall be deemed to be references to the Subsidiary Guaranty as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                       CV FINANCE HOLDING, INC.,
                                       as Guarantor

                                       By
                                         --------------------------------
                                          Title:

                                       CV INTERNATIONAL HOLDING,
                                       INC., as Guarantor

                                       By
                                         --------------------------------
                                         Title:

                                       PRIME COMPUTER INC. DE
                                       PUERTO RICO, as Guarantor

                                       By
                                         --------------------------------
                                         Title:

Accepted and Agreed to:

BANKERS TRUST COMPANY,
 as Agent

By
  --------------------------
Title:

                                                                        ANNEX IV

                      FIRST AMENDMENT TO SECURITY AGREEMENT

     FIRST AMENDMENT (this "Amendment"), dated as of February 15, 1996 to Security Agreement dated as of November 17, 1995 (the "Security Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to in the Security Agreement.

                              W I T N E S S E T H :

     WHEREAS, Computervision Corporation, CV Finance Holding, Inc., CV International Holding, Inc., Prime Computer Inc. de Puerto Rico (collectively the "Assignors"), and Bankers Trust Company, as Collateral Agent, are parties to the Security Agreement; and

     WHEREAS, the parties hereto wish to amend the Security Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. The second WHEREAS clause of the Security Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof:

          "WHEREAS, (i) the Borrower, may from time to time be party to one or more Interest Rate Agreements and (ii) the Borrower and/or any of its Subsidiaries may from time to time be party to Other Hedging Agreements permitted by the Credit Agreement (each such Interest Rate Agreement and permitted Other Hedging Agreement with a Hedging Creditor (as defined below), a "Secured Hedging Arrangement") with Bankers Trust Company, in its individual capacity, any Bank or a syndicate of financial institutions organized by Bankers Trust Company or such Bank, or an affiliate of Bankers Trust Company or such Bank (even if Bankers Trust Company or any such Bank ceases to be a Bank under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns in such Secured Hedging Arrangements, (collectively, the "Hedging Creditors," and the Hedging Creditors together with the Bank Creditors, collectively the "Creditors");"

     2. The references to "Secured Interest Rate Agreement" or "Secured Interest Rate Agreements" in Article 2.3, 2.7, 7.4(c), 7.4(d), 7.5, 8.1, 10.2(a), 10.3,
10.9, and in the definitions of "Contracts" and "Obligations" in Article IX, of the Security Agreement are hereby amended by changing same to read "Secured Hedging Arrangement" or "Secured Hedging Arrangements" as the case may be.

     3. The references to "Interest Rate Creditor" or "Interest Rate Creditors" in Article 7.4(c), 7.4(d), 10.1(iv), 10.2(a), and in the definition of "Obligations" in Article IX, of the Security Agreement are hereby amended by changing same to read "Hedging Creditor" or "Hedging Creditors", as the case may be.

     4. The references to "Interest Rate Obligations" in Article 7.4(d) and 10.2(a) of the Security Agreement are hereby amended by changing same to read "Hedging Obligations".

     5. Article 8.2 of the Security Agreement is hereby amended by deleting in the last line the word "and" immediately following the phrase "Credit Agreement" and inserting in lieu thereof the phrase ", the termination of all Secured Hedging Arrangements and the payment of".

     6. Article IX of the Security Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

          "Hedging Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

          "Secured Hedging Arrangement" shall have the meaning provided in the second WHEREAS clause of this Agreement.

          "Hedging Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

     7. The definitions of "Interest Rate Creditors" and "Interest Rate Obligations" in Article IX of the Security Agreement are hereby deleted in their entirety.

     8. The definition of "Obligations" in Article IX of the Security Agreement is hereby further amended by (i) deleting the phrase "'Interest Rate Obligations'" and inserting in lieu thereof the phrase "'Hedging Obligations'" and (ii) in the thirteenth line inserting after the reference to "this clause
(ii)" the phrase "up to, but not in excess of, $15,000,000 in the aggregate at any time".

     9. Article 10.4 of the Security Agreement is hereby amended by (a) deleting in the eighth line the "and" after the word "Agreement" and inserting a "," in lieu thereof and (b) inserting the phrase "and the Secured Hedging Arrangements" immediately following the phrase "Credit Documents".

     10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement.

     11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     13. This Amendment shall become effective on the date when each of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Collateral Agent at its New York Office. From and after such effective date, all references to the Security Agreement in the Credit Agreement and the Credit Documents shall be deemed to be references to the Security Agreement as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                                     COMPUTERVISION CORPORATION,
                                                     as an Assignor

                                                     By
                                                       -------------------------
                                                       Title:



                                                     CV FINANCE HOLDING, INC.,
                                                     as an Assignor
                                                     By
                                                       -------------------------
                                                       Title:


                                                    CV INTERNATIONAL HOLDING,
                                                     INC.,
                                                     as an Assignor

                                                     By
                                                       -------------------------
                                                       Title:



                                                     PRIME COMPUTER INC. DE
                                                     PUERTO RICO,
                                                     as an Assignor

                                                     By
                                                       -------------------------
                                                       Title:

                                                     BANKERS TRUST COMPANY,
                                                      as Collateral Agent

                                                     By
                                                       -------------------------
                                                       Title:

                                                                         ANNEX V

                       FIRST AMENDMENT TO PLEDGE AGREEMENT

     FIRST AMENDMENT (this "Amendment"), dated as of February 15, 1996, to Pledge Agreement dated as of November 17, 1995 (the "Pledge Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to in the Pledge Agreement.

                              W I T N E S S E T H :

     WHEREAS, Computervision Corporation, CV Finance Holding, Inc., CV International Holding, Inc., Prime Computer Inc. de Puerto Rico, and Bankers Trust Company, as Pledgee, are parties to the Pledge Agreement; and

     WHEREAS, the parties hereto wish to amend the Pledge Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. The second WHEREAS clause of the Pledge Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof a new WHEREAS clause to read as follows:

          "WHEREAS the Borrower may from time to time be party to one or more Interest Rate Agreements and (ii) the Borrower and/or any of its Subsidiaries may from time to time be party to Other Hedging Agreements permitted by the Credit Agreement (each such Interest Rate Agreement and permitted Other Hedging Agreement with a Hedging Creditor (as defined below), a "Secured Hedging Arrangement") with Bankers Trust Company, in its individual capacity, any Bank or a syndicate of financial institutions organized by Bankers Trust Company or such Bank, or an affiliate of Bankers Trust Company or such Bank (even if Bankers Trust Company or any such Bank ceases to be a Bank under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns in such Secured Hedging Arrangements, (collectively, the "Hedging Creditors," and the Hedging Creditors together with the Bank Creditors, collectively the "Creditors");"

     2. The references to "Interest Rate Agreement", "Secured Interest Rate Agreement" and "Interest Rate Agreements" and "Secured Interest Rate Agreements" in Sections 1(i), 1(ii), 1(iv), 5, 9(c), 9(d), 18(a) and 20 of the Pledge Agreement are hereby amended by changing same to read "Secured Hedging Arrangement" or "Secured Hedging Arrangements", as the case may be.

     3. The references to "Interest Rate Obligations" in Sections 1(ii), 9(d) and 20 of the Pledge Agreement are hereby amended by changing same to read "Hedging Obligations".

     4. The references to "Interest Rate Creditor" or "Interest Rate Creditors" in Sections 9(c), 9(d), 19(iv) and 20 of the Pledge Agreement are hereby amended by changing same to read "Hedging Creditors".

     5. Section 1(ii) of the Pledge Agreement is hereby further amended by inserting after the reference to "this clause (ii)" the phrase "up to, but not in excess of, $15,000,000 in the aggregate at any time".

     6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Pledge Agreement.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     9. This Amendment shall become effective on the date when each of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Pledgee at its New York Office. From and after such effective date, all references in the Credit Agreement and Credit Documents to the Pledge Agreement shall be deemed to be references to the Pledge Agreement as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                                     COMPUTERVISION CORPORATION,
                                                     as a Pledgor

                                                     By
                                                       -------------------------
                                                       Title:


                                                     CV FINANCE HOLDING, INC.,
                                                     as a Pledgor

                                                     By
                                                       -------------------------
                                                       Title:


                                                     CV INTERNATIONAL HOLDING,
                                                     INC., as a Pledgor

                                                      By
                                                       -------------------------
                                                       Title:


                                                     PRIME COMPUTER INC. DE
                                                     PUERTO RICO, as a Pledgor

                                                     By
                                                       -------------------------
                                                       Title:


                                                     BANKERS TRUST COMPANY,
                                                     as Pledgee

                                                     By
                                                       -------------------------
                                                       Title:

                     FIRST AMENDMENT TO SUBSIDIARY GUARANTY

                  FIRST AMENDMENT (this "Amendment"), dated as of February 15, 1996, to Subsidiary Guaranty dated as of November 17, 1995 (the "Subsidiary Guaranty"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to in the Guaranty.

                              W I T N E S S E T H :

     WHEREAS, the undersigned, are parties to a Subsidiary Guaranty; and

     WHEREAS, the parties hereto wish to amend the Subsidiary Guaranty as herein provided;

     NOW, THEREFORE, it is agreed:

     1. The second WHEREAS clause of the Subsidiary Guaranty is hereby amended by deleting the same in its entirety and inserting in lieu thereof a new WHEREAS clause to read as follows:

          "WHEREAS, (i) the Borrower may from time to time be party to one or more Interest Rate Agreements and (ii) the Borrower and/or any of its Subsidiaries may from time to time be party to Other Hedging Agreements permitted by the Credit Agreement (each such Interest Rate Agreement and permitted Other Hedging Agreement with a Hedging Creditor (as defined below), a "Secured Hedging Arrangement") with Bankers Trust Company, in its individual capacity, any Bank or a syndicate of financial institutions organized by Bankers Trust Company or such Bank, or an affiliate of Bankers Trust Company or such Bank (even if Bankers Trust Company or any such Bank ceases to be a Bank under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns in such Secured Hedging Arrangement, (collectively, the "Hedging Creditors," and the Hedging Creditors together with the Bank Creditors, collectively the "Creditors");"

     2. The fifth WHEREAS clause of the Subsidiary Guaranty is hereby amended by
(i) inserting directly after the phrase "the Borrower under the Credit Agreement" the phrase "and the entering into of Secured Hedging Arrangements" and (ii) inserting at the end of the clause thereof the phrase "and the Hedging Creditors to enter into Secured Hedging Arrangements".

     3. Section 1(ii) of the Subsidiary Guaranty is hereby amended by (i) in the first line, deleting the phrase "Interest Rate Creditor" and inserting in lieu thereof the phrase "Hedging Creditor", (ii) in the fifth line, deleting the phrase "Secured Interest Rate Agreement" and inserting in lieu thereof the phrase "Secured Hedging Arrangement", (iii) in the seventh line thereof, inserting after the word "liabilities" the phrase "up to, but not in excess of, $15,000,000 in the aggregate at any time" and (iv) in the seventh line deleting the phrase "Interest Rate Obligations" and inserting in lieu thereof the phrase "Hedging Obligations".

     4. Section 6(f) of the Subsidiary Guaranty is hereby amended by (i) in the second line, inserting directly after the phrase "Credit Documents" the phrase "or any Secured Hedging Arrangement" and (ii) in the fourth line, inserting directly after the phrase "Credit Documents" the phrase "or any Secured Hedging Arrangement".

     5. Section 12 of the Subsidiary Guaranty is hereby amended by inserting in the second line directly after the phrase "Total Commitment" the phrase "and all Secured Hedging Arrangements".

     6. Section 15 of the Subsidiary Guaranty is hereby amended by (i) in the twelfth line, deleting in its entirety the phrase "the Interest Rate Obligations" and inserting in lieu thereof the phrase "the Hedging Creditors as holders of Hedging Obligations", (ii) in the fourteenth line, deleting the phrase "Interest Rate Obligations" and inserting in lieu thereof the phrase "Hedging Obligations" and (iii) at the end of the Section thereof deleting the phrase "Secured Interest Rate Agreements" and inserting in lieu thereof the phrase "Secured Hedging Arrangements".

     7. Section 17 of the Subsidiary Guaranty is hereby amended by deleting in the fifth line, the phrase "Secured Interest Rate Agreement" and inserting in lieu thereof the phrase "Secured Hedging Arrangement".

     8. Section 18(iii) of the Subsidiary Guaranty is hereby amended by deleting the phrase "Interest Rate Creditor" each place it appears and inserting in lieu thereof the phrase "Hedging Creditor".

     9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Subsidiary Guaranty.

     10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     12. This Amendment shall become effective on the date when each of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent at its New York Office. From and after such effective date, all references in the Credit Agreement and the Credit Documents to the Subsidiary Guaranty shall be deemed to be references to the Subsidiary Guaranty as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                                     CV FINANCE HOLDING, INC.,
                                                     as Guarantor

                                                     By /s/ Holly H. Stratford
                                                        ----------------------
                                                     Title: Vice President

                                                     CV INTERNATIONAL HOLDING,
                                                      INC., as Guarantor

                                                     By  /s/ Anthony Fiore
                                                         ---------------------
                                                     Title: President

                                                     PRIME COMPUTER INC. DE
                                                      PUERTO RICO, as Guarantor

                                                     By  /s/ Anthony Fiore
                                                        ----------------------
                                                     Title: President

Accepted and Agreed to:

BANKERS TRUST COMPANY,

 as Agent

By /s/ Christopher Kinslow
   ---------------------------
Title: VP

                      FIRST AMENDMENT TO SECURITY AGREEMENT

                  FIRST AMENDMENT (this "Amendment"), dated as of February 15, 1996 to Security Agreement dated as of November 17, 1995 (the "Security Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to in the Security Agreement.

                              W I T N E S S E T H :

     WHEREAS, Computervision Corporation, CV Finance Holding, Inc., CV International Holding, Inc., Prime Computer Inc. de Puerto Rico (collectively the "Assignors"), and Bankers Trust Company, as Collateral Agent, are parties to the Security Agreement; and

     WHEREAS, the parties hereto wish to amend the Security Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. The second WHEREAS clause of the Security Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof:

          "WHEREAS, (i) the Borrower, may from time to time be party to one or more Interest Rate Agreements and (ii) the Borrower and/or any of its Subsidiaries may from time to time be party to Other Hedging Agreements permitted by the Credit Agreement (each such Interest Rate Agreement and permitted Other Hedging Agreement with a Hedging Creditor (as defined below), a "Secured Hedging Arrangement") with Bankers Trust Company, in its individual capacity, any Bank or a syndicate of financial institutions organized by Bankers Trust Company or such Bank, or an affiliate of Bankers Trust Company or such Bank (even if Bankers Trust Company or any such Bank ceases to be a Bank under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns in such Secured Hedging Arrangements, (collectively, the "Hedging Creditors," and the Hedging Creditors together with the Bank Creditors, collectively the "Creditors");"

     2. The references to "Secured Interest Rate Agreement" or "Secured Interest Rate Agreements" in Article 2.3, 2.7, 7.4(c), 7.4(d), 7.5, 8.1, 10.2(a), 10.3,
10.9, and in the definitions of "Contracts" and "Obligations" in Article IX, of the Security Agreement are hereby amended by changing same to read "Secured Hedging Arrangement" or "Secured Hedging Arrangements" as the case may be.

     3. The references to "Interest Rate Creditor" or "Interest Rate Creditors" in Article 7.4(c), 7.4(d), 10.1(iv), 10.2(a), and in the definition of "Obligations" in Article IX, of the Security Agreement are hereby amended by changing same to read "Hedging Creditor" or "Hedging Creditors", as the case may be.

     4. The references to "Interest Rate Obligations" in Article 7.4(d) and 10.2(a) of the Security Agreement are hereby amended by changing same to read "Hedging Obligations".

     5. Article 8.2 of the Security Agreement is hereby amended by deleting in the last line the word "and" immediately following the phrase "Credit Agreement" and inserting in lieu thereof the phrase ", the termination of all Secured Hedging Arrangements and the payment of".

     6. Article IX of the Security Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

          "Hedging Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

          "Secured Hedging Arrangement" shall have the meaning provided in the second WHEREAS clause of this Agreement.

          "Hedging Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

     7. The definitions of "Interest Rate Creditors" and "Interest Rate Obligations" in Article IX of the Security Agreement are hereby deleted in their entirety.

     8. The definition of "Obligations" in Article IX of the Security Agreement is hereby further amended by (i) deleting the phrase "'Interest Rate Obligations'" and inserting in lieu thereof the phrase "'Hedging Obligations'" and (ii) in the thirteenth line inserting after the reference to "this clause
(ii)" the phrase "up to, but not in excess of, $15,000,000 in the aggregate at any time".

     9. Article 10.4 of the Security Agreement is hereby amended by (a) deleting in the eighth line the "and" after the word "Agreement" and inserting a "," in lieu thereof and (b) inserting the phrase "and the Secured Hedging Arrangements" immediately following the phrase "Credit Documents".

     10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Security Agreement.

     11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     13. This Amendment shall become effective on the date when each of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Collateral Agent at its New York Office. From and after such effective date, all references to the Security Agreement in the Credit Agreement and the Credit Documents shall be deemed to be references to the Security Agreement as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                            COMPUTERVISION CORPORATION,
                                             as an Assignor

                                            By  /s/ Kevin F. McLaughlin
                                                ----------------------------
                                                Title: Vice President, Treasurer

                                            CV FINANCE HOLDING, INC.,
                                             as an Assignor

                                            By /s/ Holly H. Stratford
                                               -----------------------------
                                               Title: Vice President

                                            CV INTERNATIONAL HOLDING,
                                             INC.,
                                             as an Assignor

                                            By /s/ Anthony Fiore
                                               ----------------------------
                                               Title: President

                                            PRIME COMPUTER INC. DE
                                             PUERTO RICO,
                                             as an Assignor

                                            By /s/ Anthony Fiore
                                               ----------------------------
                                               Title: President

                                            BANKERS TRUST COMPANY,
                                             as Collateral Agent

                                            By /s/ Christropher Kinslow
                                           -------------------------------
                                               Title: VP

                       FIRST AMENDMENT TO PLEDGE AGREEMENT

     FIRST AMENDMENT (this "Amendment"), dated as of February 15, 1996, to Pledge Agreement dated as of November 17, 1995 (the "Pledge Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to in the Pledge Agreement.

                              W I T N E S S E T H :

     WHEREAS, Computervision Corporation, CV Finance Holding, Inc., CV International Holding, Inc., Prime Computer Inc. de Puerto Rico, and Bankers Trust Company, as Pledgee, are parties to the Pledge Agreement; and

     WHEREAS, the parties hereto wish to amend the Pledge Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

     1. The second WHEREAS clause of the Pledge Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof a new WHEREAS clause to read as follows:

               "WHEREAS the Borrower may from time to time be party to one or more Interest Rate Agreements and (ii) the Borrower and/or any of its Subsidiaries may from time to time be party to Other Hedging Agreements permitted by the Credit Agreement (each such Interest Rate Agreement and permitted Other Hedging Agreement with a Hedging Creditor (as defined below), a "Secured Hedging Arrangement") with Bankers Trust Company, in its individual capacity, any Bank or a syndicate of financial institutions organized by Bankers Trust Company or such Bank, or an affiliate of Bankers Trust Company or such Bank (even if Bankers Trust Company or any such Bank ceases to be a Bank under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns in such Secured Hedging Arrangements, (collectively, the "Hedging Creditors," and the Hedging Creditors together with the Bank Creditors, collectively the "Creditors");"

     2. The references to "Interest Rate Agreement", "Secured Interest Rate Agreement" and "Interest Rate Agreements" and "Secured Interest Rate Agreements" in Sections 1(i), 1(ii), 1(iv), 5, 9(c), 9(d), 18(a) and 20 of the Pledge Agreement are hereby amended by changing same to read "Secured Hedging Arrangement" or "Secured Hedging Arrangements", as the case may be.

     3. The references to "Interest Rate Obligations" in Sections 1(ii), 9(d) and 20 of the Pledge Agreement are hereby amended by changing same to read "Hedging Obligations".

     4. The references to "Interest Rate Creditor" or "Interest Rate Creditors" in Sections 9(c), 9(d), 19(iv) and 20 of the Pledge Agreement are hereby amended by changing same to read "Hedging Creditors".

     5. Section 1(ii) of the Pledge Agreement is hereby further amended by inserting after the reference to "this clause (ii)" the phrase "up to, but not in excess of, $15,000,000 in the aggregate at any time".

     6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Pledge Agreement.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     9. This Amendment shall become effective on the date when each of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Pledgee at its New York Office. From and after such effective date, all references in the Credit Agreement and Credit Documents to the Pledge Agreement shall be deemed to be references to the Pledge Agreement as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                                           COMPUTERVISION CORPORATION,
                                            as a Pledgor

                                           By /s/ Kevin F. McLaughlin
                                              --------------------------------
                                              Title: Vice President, Treasurer

                                           CV FINANCE HOLDING, INC.,
                                            as a Pledgor

                                           By /s/ Holly H. Stratford
                                              --------------------------------
                                              Title: Vice President

                                           CV INTERNATIONAL HOLDING,
                                            INC., as a Pledgor

                                           By /s/ Anthony Fiore
                                              --------------------------------
                                              Title: President

                                           PRIME COMPUTER INC. DE
                                            PUERTO RICO, as a Pledgor

                                           By /s/ Anthony Fiore
                                              -------------------------------
                                              Title: President

                                           BANKERS TRUST COMPANY,
                                            as Pledgee

                                           By: /s/ Christopher Kinslow
                                               ------------------------------
                                               Title: VP

                                REVOLVING NOTE


$15,000,000  COPY                                             New York, New York
             ----                                             November 17, 1995


        FOR VALUE RECEIVED, Computervision Corporation, a Delaware Corporation (the "Borrower"), hereby promises to pay to the order of FLEET BANK OF MASSACHUSETTS, N.A. (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at 130 Liberty Street, New York, New York 10006, on the Maturity Date (as defined in the Agreement) the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement. COPY
               ----

        The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

        This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of November 17, 1995, among the Borrower, the financial institutions from time to time party thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary and mandatory repayment prior to the Maturity Date, in whole or in part.

        In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                COMPUTERVISION CORPORATION

                                                By: COPY /s/ Kevin McLaughlin
                                                    -------------------------

                                                Title: Vice President, Treasurer

                                REVOLVING NOTE


$5,000,000   COPY                                             New York, New York
             ----                                             November 17, 1995


        FOR VALUE RECEIVED, Computervision Corporation, a Delaware Corporation (the "Borrower"), hereby promises to pay to the order of BANK POLSKA KASA OPIEKI, S.A., NEW YORK BRANCH (the "Bank"), in lawful money of the United
States of America in immediately available funds, at the office of Bankers
Trust Company (the "Agent") located at 130 Liberty Street, New York, New York 10006, on the Maturity Date (as defined in the Agreement) the principal sum of FIVE MILLION DOLLARS ($5,000,000) or if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.
COPY
----

        The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

        This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of November 17, 1995, among the Borrower, the financial institutions from time to time party thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary and mandatory repayment prior to the Maturity Date, in whole or in part.

        In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                COMPUTERVISION CORPORATION

                                                By: COPY /s/ Kevin McLaughlin
                                                    -------------------------
                                                Title: Vice President, Treasurer

                                REVOLVING NOTE


$30,000,000  COPY                                             New York, New York
             ----                                             November 17, 1995


        FOR VALUE RECEIVED, Computervision Corporation, a Delaware Corporation (the "Borrower"), hereby promises to pay to the order of BANKERS TRUST COMPANY (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at 130 Liberty Street, New York, New York 10006, on the Maturity Date (as defined in the Agreement) the principal sum of THIRTY MILLION DOLLARS ($30,000,000) or if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement. COPY

                                      ----

        The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

        This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of November 17, 1995, among the Borrower, the financial institutions from time to time party thereto (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary and mandatory repayment prior to the Maturity Date, in whole or in part.

        In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                COMPUTERVISION CORPORATION

                                                By: COPY /s/ Kevin McLaughlin
                                                    -------------------------
                                                Title: Vice President, Treasurer